STOCK OPTION AGREEMENT (this "Agreement"), dated as of September 21,
 1999, between MedImmune, Inc., a Delaware corporation ("Grantee"), and U.S. Bioscience, Inc., a Delaware corporation ("Issuer").

                                  RECITALS

      A. Grantee, Marlin Merger Sub Inc., a wholly owned subsidiary of Grantee ("Sub"), and Issuer have entered into an Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"; defined terms used but not defined herein have the meanings set forth in the Merger Agreement), providing for, among other things, the merger of Sub with and into Issuer; and

      B. As a condition and inducement to Grantee's willingness to enter into the Merger Agreement, Grantee has requested that Issuer agree, and Issuer has agreed, to grant Grantee the Option (as defined below).

      NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein, Issuer and Grantee agree as follows:

      1. Grant of Option. Subject to the terms and conditions set forth herein, Issuer hereby grants to Grantee an irrevocable option (the "Option") to purchase that number of shares which equals 19.9% of the issued and outstanding Issuer Common Shares (the "Option Shares") immediately prior to the exercise of this Option at a price per share (the "Option Price") equal to $16.50, payable in cash. The number of Option Shares and the Option Price are subject to adjustment as set forth herein.

      2. Exercise and Termination of Option. (a) If Grantee is not in material breach of the Merger Agreement, subject to the terms and conditions hereof, Grantee may exercise the Option in whole at any time after the occurrence of a Trigger Event and prior to the close of business on the Termination Date (the "Exercisability Period"). "Trigger Event" shall mean an event which obligates Issuer to pay the Termination Fee pursuant to Section 5.8(b) of the Merger Agreement. "Termination Date" shall mean the earliest of (i) the Effective Time of the Merger, (ii) 180 days after the date full payment contemplated by Section 5.8(b) of the Merger Agreement is made by Issuer to Grantee thereunder, (iii) the termination of the Merger Agreement so long as no Trigger Event has occurred or could still occur pursuant to Section 5.8(b) the Merger Agreement or (iv) 13 months after the termination of the Merger Agreement under circumstances which could result in Grantee's becoming entitled to receive the Termination Fee from Issuer pursuant to Section 5.8(b), unless during such 13 month period a Trigger Event shall occur. Notwithstanding the occurrence of the Termination Date, Grantee shall be entitled to purchase the Option Shares pursuant to the exercise of the Stock Option, on the terms and subject to the conditions hereof, to the extent Grantee exercised the Stock Option prior to the occurrence of the Termination Date.

           (b) If Grantee is entitled to and wishes to exercise the Option, it shall deliver to Issuer a written notice (the date of receipt of which is referred to as the "Notice Date") specifying (i) it intends to such exercise and (ii) a place and date not earlier than three business days nor later than 15 business days from the Notice Date for the closing of such purchase; provided that if the closing of the purchase and sale pursuant to the Option (the "Closing") cannot be consummated by reason of any applicable judgment, decree, order, law or regulation, the period of time that otherwise would run pursuant to this sentence shall run instead from the date on which such restriction on consummation has expired or been terminated; and, provided further that, without limiting the foregoing, if prior notification to or approval of any regulatory authority is required in connection with such purchase, Grantee and, if applicable, Issuer shall promptly file the required notice or application for approval and shall expeditiously process the same (and Issuer shall cooperate with Grantee in the filing of any such notice or application and the obtaining of any such approval), and the period of time that otherwise would run pursuant to this sentence shall run instead from the date on which, as the case may be, (i) any required notification period has expired or been terminated or (ii) such approval has been obtained, and in either event, any requisite waiting period has passed. Issuer shall take any action reasonably requested by Grantee to cause the Closing to occur as promptly as practicable. Any exercise of the Option shall be deemed to occur on the Notice Date relating thereto. Any extensions of the periods specified in this Section 2(b) shall extend the Exercisability Period on a day for day basis.

           (c) Notwithstanding anything herein to the contrary, it shall be a condition to the exercise of this Option and the purchase of the Option Shares that (i) no preliminary or permanent injunction or other order, decree or ruling against the sale or delivery of the Option Shares issued by any federal or state court of competent jurisdiction in the United States is in effect at such time, (ii) any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Act") shall have expired or been terminated at or prior to such time, and (iii) any approval required to be obtained prior to the delivery of the Option Shares under the laws of any jurisdiction shall have been obtained and shall be in full force and effect.

      3.   Payment and Delivery of Certificates.

           (a) At the Option Closing, Grantee will pay to Issuer in immediately available funds by wire transfer to a bank account designated in writing by Issuer an amount equal to the Purchase Price multiplied by the number of Option Shares to be purchased at such Option Closing; provided that failure or refusal of Issuer to designate such a bank account shall not preclude Grantee from exercising the Option.

           (b) At the Option Closing, simultaneously with the delivery of immediately available funds as provided in Section 3(a), Issuer will deliver, or cause to be delivered, to Grantee a certificate or certificates representing the Option Shares to be purchased at such Option Closing, which Option Shares will be fully paid and non-assessable and free and clear of all Liens (except for any such Lien due to the issuance of the Option Shares not being registered under the Securities Act and Liens arising from acts of Grantee). If at the time of issuance of Option Shares pursuant to an exercise of the Option hereunder, Issuer shall have issued any securities similar to rights under a shareholder rights plan, then each Option Share issued pursuant to such exercise will also represent such a corresponding right with terms substantially the same as and at least as favorable to Grantee as are provided under any such shareholder rights plan then in effect.

           (c) Certificates for the Option Shares delivered at the Option Closing will have typed or printed thereon a restrictive legend which will read substantially as follows:

      "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY BE REOFFERED OR SOLD ONLY IF SO REGISTERED OR IF AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE."

      It is understood and agreed that such legend will be removed by delivery of substitute certificate(s) without such reference if such Option Shares have been registered pursuant to the Securities Act, or Grantee has delivered to Issuer a copy of a letter from the staff of the SEC, or an opinion of counsel in customary form to the effect that such legend is not required for purposes of the Securities Act.

           (d) Subject to applicable laws, when the Grantee provides the Exercise Notice and the tender of the applicable purchase price in immediately available funds (or offer of such tender if the proviso to the Section 3(a) is applicable), the Grantee shall be deemed to be the holder of record of the Issuer Common Shares issuable upon such exercise, notwithstanding that the stock transfer books of Issuer shall then be closed or that certificates representing such Issuer Common Shares shall not then be actually delivered to the Grantee.

      4. Representations and Warranties of Issuer. Issuer hereby represents and warrants to Grantee as follows:

           (a) Issuer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The execution, delivery and performance by Issuer of this Agreement and the consummation of the transactions contemplated hereby (i) are within Issuer's corporate powers, (ii) have been duly authorized by all necessary corporate action,
 (iii) require no action by or in respect of, or filing with, any Governmental Entity, except for compliance with any applicable requirements of the HSR Act and any applicable filings and approvals under similar foreign antitrust laws and regulations and such filings with and approvals of the American Stock Exchange necessary to permit the Options Shares to be traded on the American Stock Exchange, (iv) do not contravene, or conflict with the certificate of incorporation or by-laws of Issuer, (v) do not contravene or conflict with or constitute a violation of any provision of any law, regulation or judgment, injunction, order or decree binding upon Issuer or any of its subsidiaries and (vi) will not require any consent, approval or notice under and will not conflict with, or result in the breach or termination of any provision of or constitute a default (with or without the giving of notice or the lapse of time or both) under, or allow the acceleration of the performance of, any material obligation of Issuer or any of its Subsidiaries under, or result in the creation of a Lien upon, any of the properties, assets or business of Issuer or any of its Subsidiaries under any indenture, mortgage, deed of trust, lease, licensing agreement, contract, instrument or other agreement to which Issuer or any of its Subsidiaries is a party or by which Issuer or any of its Subsidiaries or any of their respective assets or properties is subject or bound other than, in the case of each of (iii), (iv), (v) or (vi), any such items that would not, individually or in the aggregate, be reasonably likely to have a Material Adverse Effect on Issuer or prevent or materially impair the ability of Issuer to consummate the transactions contemplated by this Agreement. This Agreement has been duly executed and delivered by Issuer and constitutes a valid and binding agreement of Issuer, enforceable in accordance with its terms (except insofar as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratiorium or other similar laws affecting creditors' rights generally or by principles governing availability of equitable remedies).

           (b) Except for any filings required to be made under the HSR Act and any applicable filings and approvals under similar foreign antitrust laws and regulations and such filings with and approvals of the American Stock Exchange necessary to permit the Options Shares to be traded on the American Stock Exchange, Issuer has taken all necessary corporate and other action to authorize and reserve and to permit it to issue, and at all times from the date hereof until such time as the obligation to deliver Option Shares upon the exercise of the Option terminates, will have reserved for issuance, upon any exercise of the Option, the number of Option Shares subject to the Option. All of the Issuer Common Shares to be issued pursuant to the Option are duly authorized and, upon issuance and delivery thereof pursuant to this Agreement, will be duly authorized, validly issued, fully paid and nonassessable, and free and clear of all Liens (except for any such Lien due to the issuance of the Option Shares not being registered under the Securities Act and Liens arising from acts of Grantee), and not subject to any preemptive rights.

      5. Representations and Warranties of Grantee. Grantee hereby represents and warrants to Issuer that:

           (a) Grantee is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The execution, delivery and performance by Grantee of this Agreement and the consummation of the transactions contemplated hereby (i) are within Grantee's corporate powers, (ii) have been duly authorized by all necessary corporate action.

           (b) The Option Shares or other securities acquired by Grantee upon exercise of the Option will not be and the option is not being acquired by Grantee with the intention of making a public distribution thereof and the Option Shares will not be transferred or otherwise disposed of except in a transaction registered, or exempt from registration, under the Securities Act.

      6.   Adjustment upon Changes in Capitalization, Etc.

           (a) In the event of any change in Issuer Common Shares by reason of stock dividends, stock splits, split-ups, spin-offs, recapitalizations, recombinations, extraordinary dividends or the like, the type and number of Option Shares, and the Option Price, as the case may be, shall be adjusted appropriately to reflect such event and proper provision shall be made in any agreement governing any such transaction to provide for such adjustment and the full satisfaction of the Issuer's obligations hereunder, provided that in no event shall the number of shares of Issuer Common Stock subject to the Option exceed 19.9% of the number of shares of Issuer Common Stock issued and outstanding on the date of exercise.

           (b) Without limiting the parties' relative rights and obligations under the Merger Agreement, if the Issuer enters into an agreement with respect to an Takeover Proposal or other transaction involving the exchange or conversion of Issuer Common Shares for shares or other securities of the Issuer or another person, then the agreement governing such transaction shall make proper provision so that the Option shall, upon the consummation of any such transaction and upon the terms and conditions set forth herein, be converted into, or exchanged for, an option with identical terms appropriately adjusted to acquire the number and class of shares or other securities or property that Grantee would have received in respect of Issuer Common Shares if the Option had been exercised immediately prior to the consummation of such Takeover Proposal, or the record date therefor, as applicable.

           (c) If, at any time during the Exercisability Period, Grantee sends to Issuer a notice (a "Cash-Out Notice") indicating Grantee's election to exercise its right pursuant to this Section 6(c), then Issuer shall pay to Grantee, on the date specified in the Cash-Out Notice, which shall be a date not earlier than three business days nor later than 15 business days from the Cash-Out Notice, in exchange for the cancellation of the Option (if the Option has not been exercised) or the repurchase of any Issuer Common Shares issued to Grantee pursuant hereto which Grantee then beneficially owns and has requested that Issuer repurchase (if the Option has been exercised), at a price per share equal to the higher of (x) if applicable, the highest price per share of Common Stock paid or proposed to be paid by any Person pursuant to any Takeover Proposal (non-cash consideration to be valued as set forth in Section 7(e) hereof) or (y) the average of the closing prices of the shares of Common Stock on the principal securities exchange or quotation system on which the Common Stock is then listed or traded as reported in The Wall Street Journal (or another authoritative source) for the five consecutive trading days immediately preceding the date of the Cash-Out Notice, less, if the Option has not been exercised, the Option Price in respect of each Option Share being cancelled. Notwithstanding the termination of the Option, Grantee will be entitled to exercise its rights under this Section 6(c) if it has exercised such rights in accordance with the terms hereof prior to the termination of the Option. The payment contemplated by this Section 6(c) shall be made in immediately available funds to an account specified by Grantee. Amounts paid under this Section shall be suject to Section 7(a) hereof.

      7.   Profit Limitations.

           (a) Notwithstanding any other provision of this Agreement, in no event shall the Total Option Profit (as hereinafter defined) exceed in the aggregate $17 million minus the sum of any Termination Fee plus Expenses actually received by Grantee pursuant to the terms of the Merger Agreement (such amount, the "Profit Limit") and, if any payment to be made to Grantee otherwise would cause such aggregate amount to be exceeded, the Grantee, at its sole election, shall either (i) reduce the number of Issuer Common Shares subject to this Option, (ii) pay cash to Issuer, (iii) waive rights under this Agreement or (iv) any combination thereof, so that the Total Option Profit shall not exceed the Profit Limit after taking into account the foregoing actions.

           (b) Notwithstanding any other provision of this Agreement, this Option may not be exercised for a number of Issuer Common Shares as would, as of the date of exercise, result in a Notional Total Option Profit (as hereinafter defined) which would exceed in the aggregate the Profit Limit and, if it otherwise would exceed such amount, the Grantee, at its sole election, shall on or prior to the date of exercise either (i) reduce the number of Issuer Common Shares subject to such exercise, (ii) pay cash to Issuer, (iii) waive rights under this Agreement or (iv) any combination thereof, so that the Notional Total Option Profit shall not exceed the Profit Limit after taking into account the foregoing actions, provided that this paragraph (b) shall not be construed as to restrict any exercise of the Option in whole that is not prohibited hereby on any subsequent date.

           (c) As used herein, the term "Total Option Profit" shall mean the aggregate amount (before taxes) of the following: (i) any amount received by Grantee pursuant to the Cash-Out Right and (ii)(x) the net consideration, if any, received by Grantee pursuant to the sale of Option Shares (or any other securities into which such Option Shares are converted or exchanged) to any unaffiliated party, valuing any non-cash consideration at its fair market value (as defined below), less (y) the Exercise Price and any cash paid by Grantee to Issuer pursuant to Section 7(a)(iii) or
 Section 7(b)(iii), as the case may be.

           (d) As used herein, the term "Notional Total Option Profit" with respect to the number of Issuer Common Shares as to which Grantee may propose to exercise the Option shall be the Total Option Profit with respect to such number of Issuer Common Shares as to which Grantee proposes to exercise and all other Option Shares held by Grantee and its affiliates as of such date, assuming that all such shares were sold for cash at the closing market price for Issuer Common Shares as of the close of business on the preceding trading day (less customary brokerage commissions or underwriting discounts).

           (e) As used herein, the "fair market value" of any non-cash consideration consisting of:

                (i) securities listed on a national securities exchange or traded on NASDAQ shall be equal to the average closing price per share of such security as reported on such exchange or NASDAQ for the five trading days before the date of determination; and

                (ii) consideration which is other than cash or securities of the form specified in clause (i) above shall be determined by a nationally recognized independent investment banking firm mutually agreed upon by the parties five business days prior to the event requiring selection of such banking firm, provided that if the parties are unable to agree within three business days as to the investment banking firm, then the parties shall each select one firm, and those firms shall select a third nationally recognized independent investment banking firm 48 hours, which third firm shall make such determination as promptly as reasonably practicable. The third firm's determination shall be final and binding on each of the parties.

      8. Registration Rights. Issuer will, if requested by Grantee at any time and from time to time within three years of the exercise of the Option, as promptly as practicable (but in no event later than 90 days after receipt of such request) prepare and file up to three registration statements under the Securities Act if such registration is necessary in order to permit the sale or other disposition of any or all shares of securities that have been acquired by or are issuable to Grantee upon exercise of the Option in accordance with the intended method of sale or other disposition stated by Grantee, including a "shelf" registration statement under Rule 415 under the Securities Act or any successor provision, and Issuer will use its best efforts to qualify such shares or other securities under any applicable state securities laws. A Registration Statement shall not be deemed filed if it is withdrawn by Issuer, subject to a stop or similar order or not kept effective in accordance with the following sentence. Issuer will use reasonable efforts to cause each such registration statement to become effective, to obtain all consents or waivers of other parties which are required therefor, and to keep such registration statement effective for such period not in excess of 180 calendar days from the day such registration statement first becomes effective as may be reasonably necessary to effect such sale or other disposition. The obligations of Issuer hereunder to file a registration statement and to maintain its effectiveness may be suspended for up to 60 calendar days in the aggregate if the Board of Directors of Issuer shall have determined that the filing of such registration statement or the maintenance of its effectiveness would require premature disclosure of material nonpublic information that would materially and adversely affect Issuer or otherwise interfere with or adversely affect any pending or proposed offering of securities of Issuer or any other material transaction involving Issuer. Any registration statement prepared and filed under this
 Section 8, and any sale covered thereby, will be at Issuer's expense except for underwriting discounts or commissions, brokers' fees and the fees and disbursements of Grantee's counsel related thereto. Grantee will provide all information reasonably requested by Issuer for inclusion in any registration statement to be filed hereunder. If, during the time periods referred to in the first sentence of this Section 8, Issuer effects a registration under the Securities Act of Issuer Common Shares for its own account or for any other stockholders of Issuer (other than on Form S-4 or Form S-8, or any successor form), it will allow Grantee the right to participate in such registration, and such participation will not affect the obligation of Issuer to effect demand registration statements for Grantee under this Section 8; provided that, if the managing underwriters of such offering advise Issuer in writing that in their opinion the number of Issuer Common Shares requested to be included in such registration exceeds the number which can be sold in such offering, Issuer will include only the shares requested to be included therein by Grantee that may be included therein without adversely affecting the success of the offering. In connection with any registration pursuant to this Section 8, Issuer and Grantee will provide each other and any underwriter of the offering with customary representations, warranties, covenants, indemnification, and contribution in connection with such registration.

      9. Listing. If Issuer Common Shares or any other securities to be acquired upon exercise of the Option are then listed on The Nasdaq National Market (or any other national securities exchange or national securities quotation system), Issuer, upon the request of Grantee, will promptly file an application to list the Issuer Common Shares or other securities to be acquired upon exercise of the Option on The Nasdaq National Market (or any such other national securities exchange or national securities quotation system) and will use reasonable efforts to obtain approval of such listing as promptly as practicable.

      10. Loss or Mutilation. Upon receipt by Issuer of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Agreement, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Agreement, if mutilated, Issuer will execute and deliver a new Agreement of like tenor and date.

      11.  Miscellaneous.

           (a) Expenses. Except as otherwise provided in this Agreement or in the Merger Agreement, each of the parties hereto will bear and pay all costs and expenses incurred by it or on its behalf in connection with the transactions contemplated hereunder, including fees and expenses of its own financial consultants, investment bankers, accountants, and counsel.

           (b) Amendment. This Agreement may not be amended, except by an instrument in writing signed on behalf of each of the parties.

           (c) Extension; Waiver. Any agreement on the part of a party to waive any provision of this Agreement, or to extend the time for performance, will be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise will not constitute a waiver of such rights.

           (d) Entire Agreement; Third-Party Beneficiaries. This Agreement, the Merger Agreement (including the documents and instruments attached thereto as exhibits or schedules or delivered in connection therewith) and the Confidentiality Agreement (i) constitute the entire agreement, and supersede all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter of this Agreement, and (ii) except as provided in Section 8.06 of the Merger Agreement, are not intended to confer upon any Person other than the parties any rights or remedies.

           (e) Governing Law. This Agreement will be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflict of laws thereof.

           (f) Notices. All notices, requests, claims, demands, and other communications under this Agreement shall be sent in the manner and to the addresses set forth in the Merger Agreement.

           (g) Assignment. Neither this Agreement, the Option nor any of the rights, interests, or obligations under this Agreement may be assigned or delegated, in whole or in part, by operation of law or otherwise, by Issuer or Grantee without the prior written consent of the other, except that Grantee may assign, in its sole discretion, any of or all its rights, interests and obligations under this Agreement to any direct or indirect wholly owned Subsidiary of Grantee, but no such assignment shall relieve Grantee of any of its obligations hereunder. Any assignment or delegation in violation of the preceding sentence will be void. Subject to the first and second sentences of this Section 11(g), this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

           (h) Further Assurances. In the event of any exercise of the Option by Grantee, Issuer and Grantee will execute and deliver all other documents and instruments and take all other actions that may be reasonably necessary in order to consummate the transactions provided for by such exercise. Issuer will not take any actions which would frustrate the exercise of the Option or the other transactions contemplated hereby.

           (i) Section 16(b). Any time period hereunder shall be extended to the extent necessary for any Grantee to avoid liability under Section 16(b) of the Exchange Act.

           (j) Enforcement. The parties agree that irreparable damage would occur and that the parties would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties will be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any Federal court located in the State of Delaware or in any state court located in the State of Delaware, the foregoing being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto (i) consents to submit itself to the personal jurisdiction of any Federal court located in the State of Delaware or any state court located in the State of Delaware in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement,
 (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, and
 (iii) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than a Federal court sitting in the State of Delaware or a state court located in the State of Delaware.

           (k) Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

      IN WITNESS WHEREOF, Issuer and Grantee have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the day and year first written above.


                               MEDIMMUNE, INC.

                               /s/ Wayne T. Hockmeyer
                               --------------------------------------------
                               Name:  Wayne T. Hockmeyer
                               Title: Chairman and Chief Executive Officer


                               U.S. BIOSCIENCES, INC.

                               /s/ C. Boyd Clarke
                               --------------------------------------------
                               Name:  C. Boyd Clarke
                               Title: President and Chief Executive Officer